Subsequent Events - Schedule of Purchase Price of Each Transaction (Detail) - Subsequent Event [Member] - Anna Knutsen [Member] $ in Thousands	Mar. 01, 2018 USD ($)
Business Acquisition [Line Items]
Purchase consideration	$ 14,637
Less: Fair value of net assets acquired:
Vessel and equipment	120,000
Long-term debt	(106,752)
Capitalized fee financing of the vessel	1,389
Other	0
Sub total	14,637
Difference between the purchase price and fair value of net assets acquired	$ 0